Exhibit 23.2


                           Consent of Independent Auditors

               We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 26, 1998, which appears in DST System, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.

                                        /s/  PriceWaterhouseCoopers LLP
                                        -------------------------------

          Kansas City, Missouri
          December 21, 1998